UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2022

eFFECTOR Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39866	85-3306396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

142 North Cedros Avenue, Suite B Solana Beach, California	92075
(Address of principal executive offices)	(Zip Code)

(858) 925-8215

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	EFTR	Nasdaq Capital Market
Warrants to purchase common stock	EFTRW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

On March 28, 2022, the Board of Directors of eFFECTOR Therapeutics, Inc. (the “Company”) established the date of the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”). The 2022 Annual Meeting will be held on June 9, 2022, and the record date for the 2022 Annual Meeting will be April 13, 2022. The time of the 2022 Annual Meeting will be set forth in the Company’s definitive proxy statement for the 2022 Annual Meeting to be filed with the Securities and Exchange Commission. The Company is holding the 2022 Annual Meeting as a virtual-only meeting, which will be conducted via live audio online webcast.

The Company’s bylaws permit stockholders to bring director nominations and other proposals for consideration at the 2022 Annual Meeting, provided they comply with the notice and other requirements set forth in the bylaws and SEC rules. Because the Company did not hold an annual meeting of stockholders during the previous year, all stockholder notices to bring director nominations and other matters before the 2022 Annual Meeting must be received by the Company no later than April 7, 2022, which is the tenth date following this public announcement of the 2022 Annual Meeting date. This is also the date the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials, and therefore, under SEC rules, any stockholder who wishes to include director nominations or other proposals in the Company’s proxy materials for the 2022 Annual Meeting must submit proper notice no later than April 7, 2022. Stockholders may submit written notice for any director nomination or other proposal to:

eFFECTOR Therapeutics, Inc.,

Attn: Corporate Secretary

142 North Cedros Avenue, Suite B

Solana Beach, California 92075

Any written notice pursuant to the foregoing must also comply with all other applicable requirements found in the rules of the U.S. Securities and Exchange Commission, including Rule 14a-8, the Delaware General Corporation Law, and the Company’s bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eFFECTOR Therapeutics, Inc.

Date: March 28, 2022	By:	/s/ Michael Byrnes
	Name:	Michael Byrnes
	Title:	Chief Financial Officer